Quarterly Holdings Report
for
Fidelity® International High Dividend ETF
January 31, 2024
IHD-NPRT1-0324
1.9885308.106
Common Stocks - 99.5%
	Shares	Value ($)
Australia - 9.4%
ANZ Group Holdings Ltd.	80,073	1,439,757
BHP Group Ltd.	63,372	1,980,238
Coles Group Ltd.	16,671	175,334
Rio Tinto Ltd.	16,474	1,447,517
Rio Tinto PLC	28,507	1,997,712
Sonic Healthcare Ltd.	13,412	283,889
Wesfarmers Ltd.	6,276	241,333
Westpac Banking Corp.	87,281	1,395,116
TOTAL AUSTRALIA		8,960,896
Belgium - 1.1%
KBC Group NV	15,296	1,004,892
Canada - 11.6%
Algonquin Power & Utilities Corp.	295,266	1,761,364
Bank of Montreal	13,014	1,233,556
Bank of Nova Scotia	23,209	1,092,137
Barrick Gold Corp. (Canada)	111,179	1,747,509
BCE, Inc.	43,867	1,781,209
Canadian Imperial Bank of Commerce	25,075	1,140,344
Canadian National Railway Co.	4,420	551,752
Canadian Tire Ltd. Class A (non-vtg.)	1,199	128,242
Finning International, Inc.	11,274	328,335
Manulife Financial Corp.	57,584	1,280,937
TOTAL CANADA		11,045,385
Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	199	369,039
Finland - 1.6%
Kesko Oyj	6,147	120,723
Nokia Corp.	22,709	81,946
Nordea Bank Abp	103,066	1,279,204
TietoEVRY Oyj	2,740	64,110
TOTAL FINLAND		1,545,983
France - 6.5%
BNP Paribas SA	21,022	1,428,338
Bouygues SA	17,081	630,473
Compagnie Generale des Etablissements Michelin SCA Series B	6,026	201,740
Credit Agricole SA	90,726	1,311,912
Danone SA	3,281	220,041
LVMH Moet Hennessy Louis Vuitton SE	695	584,024
Societe Generale Series A	38,108	991,820
VINCI SA	6,478	823,860
TOTAL FRANCE		6,192,208
Germany - 8.6%
Allianz SE	6,317	1,700,364
BASF AG	33,900	1,637,189
Bayer AG	6,521	204,711
Bayerische Motoren Werke AG (BMW)	3,410	358,484
DHL Group	16,439	794,988
Fresenius SE & Co. KGaA	10,336	293,262
Mercedes-Benz Group AG (Germany)	5,174	353,233
SAP SE	1,801	314,579
Vonovia SE	80,463	2,539,055
TOTAL GERMANY		8,195,865
Hong Kong - 3.8%
Jardine Matheson Holdings Ltd.	7,082	285,405
New World Development Co. Ltd.	741,000	908,092
Power Assets Holdings Ltd.	414,000	2,425,559
TOTAL HONG KONG		3,619,056
Italy - 8.4%
Enel SpA	510,949	3,519,372
Intesa Sanpaolo SpA	469,089	1,458,836
Terna - Rete Elettrica Nazionale	347,102	2,951,466
TOTAL ITALY		7,929,674
Japan - 24.0%
Astellas Pharma, Inc.	21,500	253,720
Bridgestone Corp.	6,900	304,181
Canon, Inc.	7,100	198,173
Daiwa House Industry Co. Ltd.	105,200	3,299,037
Daiwa Securities Group, Inc.	308,300	2,244,099
Honda Motor Co. Ltd.	35,800	410,350
Isuzu Motors Ltd.	18,300	254,454
Japan Tobacco, Inc.	17,400	463,643
JFE Holdings, Inc.	144,800	2,321,456
Kawasaki Kisen Kaisha Ltd.	22,700	1,118,267
Kyocera Corp.	12,000	179,169
Mitsubishi Corp.	56,100	984,413
Mitsui OSK Lines Ltd.	19,800	719,261
Nintendo Co. Ltd.	51,500	2,927,758
Nippon Yusen KK	20,900	728,909
SBI Holdings, Inc. Japan	68,500	1,707,638
SoftBank Corp.	186,500	2,505,167
Sumitomo Corp.	30,900	721,898
Takeda Pharmaceutical Co. Ltd.	11,600	346,155
Tokyo Electron Ltd.	1,600	305,004
Toyota Motor Corp.	39,535	811,390
TOTAL JAPAN		22,804,142
Netherlands - 2.6%
ASML Holding NV (Netherlands)	536	464,736
ING Groep NV (Certificaten Van Aandelen)	93,033	1,332,943
Koninklijke Ahold Delhaize NV	5,884	166,243
Stellantis NV (Italy)	21,387	476,132
TOTAL NETHERLANDS		2,440,054
Singapore - 4.7%
CapitaMall Trust	1,315,300	1,978,339
Oversea-Chinese Banking Corp. Ltd.	124,300	1,198,958
United Overseas Bank Ltd.	52,900	1,123,039
Venture Corp. Ltd.	12,400	124,431
TOTAL SINGAPORE		4,424,767
South Africa - 1.2%
Anglo American PLC (United Kingdom)	48,161	1,163,197
Spain - 3.3%
ACS Actividades de Construccion y Servicios SA	14,274	567,333
Telefonica SA	621,290	2,544,284
TOTAL SPAIN		3,111,617
Sweden - 1.0%
Ericsson (B Shares)	16,949	94,699
Volvo AB (B Shares)	34,660	838,293
TOTAL SWEDEN		932,992
Switzerland - 1.4%
Adecco SA (Reg.)	12,332	539,655
Galenica AG (a)	1,184	105,240
Novartis AG	5,816	606,109
Sandoz Group AG	1,170	40,643
TOTAL SWITZERLAND		1,291,647
United Kingdom - 7.7%
BAE Systems PLC	45,595	683,401
Barclays PLC	532,714	1,006,858
British American Tobacco PLC (United Kingdom)	5,804	172,841
DCC PLC (United Kingdom)	6,644	487,004
Imperial Brands PLC	5,504	133,067
Legal & General Group PLC	360,926	1,172,034
M&G PLC	422,875	1,206,801
Persimmon PLC	17,548	326,929
Unilever PLC	5,687	278,604
Vodafone Group PLC	2,103,610	1,803,397
TOTAL UNITED KINGDOM		7,270,936
United States of America - 2.2%
GSK PLC	24,172	482,659
Nestle SA (Reg. S)	4,882	560,902
Roche Holding AG (participation certificate)	1,756	505,808
Sanofi SA	5,295	536,978
TOTAL UNITED STATES OF AMERICA		2,086,347
TOTAL COMMON STOCKS (Cost $94,830,354)		94,388,697

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $79,300)	79,284	79,300

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $94,909,654)	94,467,997
NET OTHER ASSETS (LIABILITIES) - 0.4% (c)	393,502
NET ASSETS - 100.0%	94,861,499

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	4	Mar 2024	446,600	14,426	14,426

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $105,240 or 0.1% of net assets.

(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Includes $29,520 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	30,635	1,757,196	1,708,531	1,353	-	-	79,300	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	2,024,860	3,411,266	5,436,126	6,430	-	-	-	0.0%
Total	2,055,495	5,168,462	7,144,657	7,783	-	-	79,300

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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